UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2006

Tenthgate Incorporated (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-51059 (State or Other Jurisdiction of Incorporation or Organization)	20-2976749 (IRS Employer Identification No.)

1900 Campus Commons Drive Suite 100 Reston, VA 20191 (Address of Principal Executive Offices)

(703) 766-6556 (Issuer’s Telephone Number, Including Area Code)

44050 Ashburn Plaza, Suite 195 Ashburn, VA 20147 (941) 359-5930 (Former Name, Former Address and Former Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act.

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 3.02. Unregistered Sales of Equity Securities.

On February 13, 2006, the Company issued 250,000 shares to L. Joy Putnam as compensation for serving as the Company’s Vice President and Chief Financial Officer. The shares were exempt from registration under Section 4(2) of the Securities Act of 1933 because of the existing relationship between the Company and Ms. Putnam, the absence of a public solicitation, and the limited nature of the transaction. Certificates representing the shares have been endorsed with a restrictive legend prohibiting resale except pursuant to an effective registration statement or an exemption from registration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2006	Tenthgate Incorporated
(Registrant)

By:	/s/ Tim Novak
Name: Tim Novak
Title:	President

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